                                   EXHIBIT 99(a)
                             JOINT FILING AGREEMENT
                 In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of an amendment or amendments to a statement on Schedule 13D dated December 18, 1987, as amended and restated on October 19, 1993. This Joint Filing Agreement shall be included as an Exhibit to such joint filing.
In evidence thereof, each of the undersigned, being duly authorized, hereby executed this Agreement this 19th day of January, 1994.


                                      TAMMS INVESTMENT COMPANY,
  SHARI ARISON IRREVOCABLE            LIMITED PARTNERSHIP
  GUERNSEY TRUST, A.H.W.
  LIMITED, TRUSTEE                    By: TAMMS MANAGEMENT CORPORATION
                                          Managing General
  By: /s/ Jim C. Trott                    Partner
     ------------------
                                      By: /s/  Micky Arison
                                          -----------------------
                                          Micky Arison, President
  MARILYN B. ARISON IRREVOCABLE
  DELAWARE TRUST, TAF
  MANAGEMENT COMPANY, TRUSTEE         TAMMS MANAGEMENT CORPORATION

  By: /s/ Denison H. Hatch            By: /s/ Micky Arison
      -----------------------             -----------------------
      Secretary and Treasurer             Micky Arison, President

  A.H.W. LIMITED
                                      /s/ Ted Arison
  By: /s/ Andrew H. Weinstein         ---------------------------
      -----------------------             Ted Arison

                                      /s/ Micky Arison
      /s/ Andrew H. Weinstein         ---------------------------
      -----------------------             Micky Arison
          Andrew H. Weinstein

                                         CONTINUED TRUST FOR MICHAEL
  TAF MANAGEMENT COMPANY                 ARISON, TAF MANAGEMENT
                                         COMPANY, TRUSTEE
  By: /s/ Denison H. Hatch
     -----------------------              By: /s/ Denison H. Hatch
     Secretary and Treasurer                 -------------------------
                                             Secretary and Treasurer

                                         CONTINUED TRUST FOR MICKY
                                         ARISON, TAF MANAGEMENT
                                         COMPANY, TRUSTEE
  ARISON FOUNDATION, INC.
                                         By: /s/  Denison H. Hatch
  By: /s/ Shari Arison                      --------------------------
     -----------------------                Secretary and  Treasurer
     Shari Arison, President
                                         CONTINUED TRUST FOR SHARI
                                         ARISON DORSMAN, TAF
                                         MANAGEMENT COMPANY, TRUSTEE

                                         By: /s/ Denison H. Hatch
                                             -------------------------
                                             Secretary and Treasurer

                                         THE TED ARISON 1992
                                         IRREVOCABLE TRUST FOR MICKY,
                                         THE ROYAL BANK OF SCOTLAND TRUST
                                         COMPANY (JERSEY) LTD., TRUSTEE

                                         By: /s/ Michael Curtis/Denize
                                            --------------------------
                                            Jane Ward
                                            ---------

                                         THE TED ARISON 1992
                                         IRREVOCABLE TRUST FOR SHARI,
                                         THE ROYAL BANK OF SCOTLAND
                                         TRUST COMPANY (JERSEY) LTD., TRUSTEE

                                         By: /s/ Michael Curtis/Denize
                                            --------------------------
                                            Jane Ward
                                            ---------

                                         THE TED ARISON 1992
                                         IRREVOCABLE TRUST FOR LIN
                                         NO. 2, THE ROYAL BANK OF
                                         SCOTLAND TRUST COMPANY
                                         (JERSEY) LTD., TRUSTEE

                                         By: /s/ Michael Curtis/Denize
                                            --------------------------
                                            Jane Ward
                                            ---------

   THE TED ARISON CHARITABLE
   TRUST, THE ROYAL BANK OF
   SCOTLAND TRUST COMPANY
   (JERSEY) LTD., TRUSTEE

   By: /s/ Michael Curtis/Denize
      --------------------------
      Jane Ward
      ---------

   THE TED ARISON FAMILY
   HOLDING TRUST NO. 1,
   BARING BROTHERS (GUERNSEY) LIMITED,
   TRUSTEE


   By: /s/ Jim C. Trott
      --------------------------


   THE TED ARISON FAMILY
   HOLDING TRUST NO. 2,
   BARING BROTHERS (GUERNSEY) LIMITED,
   TRUSTEE


   By: /s/ Jim C. Trott
      --------------------------